Subsequent Event	3 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Event

14. Subsequent Event

On April 28, 2020, the Company entered into an agreement and plan of merger with Adicet Bio, Inc., a Delaware company (“Adicet”), and Project Oasis Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Adicet, with Adicet surviving as a wholly owned subsidiary of the Company. The Merger Agreement was approved by the members of the board of directors of the Company (the “Board”) and the Board resolved to recommend approval of the Merger Agreement to the Company’s shareholders. The closing of the Merger is subject to approval of the Company’s shareholders and the satisfaction of certain closing conditions. Certain of the Company’s stockholders who collectively own approximately 24% of the outstanding shares of the Company’s common stock have entered into voting agreements, pursuant to which they have agreed, among other things, and subject to the terms and conditions of the agreements, to vote in favor of the Merger.

Subject to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time shall be entitled to one contractual contingent value right issued by the Company subject to and in accordance with the terms and conditions of a Contingent Value Rights Agreement. The transaction is expected to close in the second half of 2020. If the Company is unable to satisfy the closing conditions in Adicet’s favor or if other mutual closing conditions are not satisfied, Adicet will not be obligated to complete the Merger. Under certain circumstances, the Company would be required to pay Adicet a termination fee of $6.1 million